Exhibit 99.2

CRITICAL INFRASTRUCTURE SERVICES FOR THE CANNABIS INDUSTRY INVESTOR DECK Q1 2020

This presentation may contain “Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward - looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future,” "plan" or "planned,” "will" or "should,” "expected,” "anticipates,” "draft,” "eventually" or "projected.” You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward - looking statements, including the risk that actual results may differ materially from those projected in the forward - looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company’s 10 - K for the fiscal year ended December 31, 2019 and other filings made by the Company with the Securities and Exchange Commission. FORWARD LOOKING STATEMENTS

Key Career Accomplishments Proven team with a demonstrated track record in venture capital companies, specializing in frontier markets and global M&A. Zachary Venegas and Scott Ogur founded Helix Technologies and within four years have: ● Executed a successful, non - dilutive, reverse merger ● Uplisted to the OTCQB ● Completed multiple successful acquisitions ● Built quarterly revenue to $4.6MM ● Became an industry leader in: ○ Seed to sale tracking & dispensary point of sale (U.S.) ○ Government traceability technology ○ Licensed wholesale technology ○ Security services The addition of Mr. Toler brings critical data and capital markets experience to the executive leadership team. Zachary L Venegas Executive Chairman & CEO EXECUTIVE LEADERSHIP Scott Ogur, CFA CFO Garvis W Toler III President of Data Services

CANNABIS MARKET OVERVIEW $13+ Billion Domestic Cannabis industry in 2019 $30+ Billion US Cannabis Industry in 2025 $66+ Billion Global Cannabis Sales by 2025 As markets emerge, we predict Central/South America will become a large export hub due to low costs and favorable conditions. As interstate and international commerce expand, unique problems will arise such as tax compliance across borders and supply chain audits to ensure consumer safety.

CANNABIS SPECIFIC PROBLEMS Traceability Cole Memorandum (still de facto position of the Federal Govt) dictates that states take action to avoid diversion to the black market Consumer Safety Recent “vape crisis” has highlighted the need and desire for transparency in the supply vertical Tax Compliance “All Cash” nature of the business has raised concerns about States collecting the correct amount of tax revenue Future Challenges As interstate and international commerce become commonplace, new, unique problems will arise such as cross border tax compliance

HELIX TECHNOLOGIES PRODUCT SUITE Seed - to - Sale Inventory Management Full Vertical Govt and Commercial Solutions Tracked over $20Bn in transactions System Design and Install Video Monitoring Cloud Based Video Data API Integration First compliant wholesale marketplace Partnered with DAMA Financial Enables safe and legal wholesale transactions Data Analysis & Machine Learning Provides business intelligence Financial and operating trends/projections Seamless integration with BioTrack

“Industry leading seed - to - sale software” BioTrack has commercial clients in 34 States, Washington DC and the island of Puerto Rico. Internationally we have clients in Jamaica, Canada, Colombia, Australia, the United Kingdom, and New Zealand. With more than a decade of experience across every legal jurisdiction, Helix Technologies has unmatched insights into the cannabis industry and the needs of operators.

HELIX BIOTRACK

24%

Of cannabis retailers nationwide use BioTrack point-of-sale

#1 POS platform in 2018 and 2019 confirmed by independent Cannabiz Media Study

Large and dedicated user base already on the Helix Technologies platform.

Over 2,300 commercial customers already trust BioTrack.

80%

8/10 of the largest MSOs use BioTrack to manage their inventory

Large, professional client base means that we grow with the industry. Well Capitalized clients reduce risk.

These eight existing clients added 86 new licenses in 2019.

As the industry consolidates and MSOs continue to grow, so do we.

100%

BioTrack has customers in every legal US State plus 8 other countries

USA, Canada, Jamaica, South Africa, UK, Australia, Colombia, The Netherlands, South Africa,

Wherever the cannabis industry goes, BioTrack goes with it.

As momentum towards global decriminalization continues, our software will be there.

Data product generating value to the entire supply vertical resulting in the largest unique data set in the industry ○ Serves a broad client base and capable of generating revenue from clients at every level of the supply chain Largest proprietary data set in the space ○ Provides insights into trends as they materialize in emerging markets, valuable to both brands and investors looking to maximize returns in nascent markets ○ Real time capabilities can provide hedge funds and institutional clients the competitive edge, especially as hemp and cannabis move towards commodity status Business intelligence product already servicing a needy market ○ Strong user adoption in early stages signals high demand ○ Nimble development team and strong industry ties create a product based on market demand that can outmaneuver competitors ○ Large, easily addressable market in existing 2,300 BioTrack Customers

Broader Applications Data Sources ○ BioTrack ○ Exchange ○ Security (Video Analytics ) Business Solutions ○ Predictive Analytics ○ Local Market Analysis ○ Proactive Alerts

“Only fully compliant cannabis exchange” Transactions happen in real time creating an efficient market that automatically handles reporting and compliance requirements for every jurisdiction ○ BioTrack integration enables end - to - end compliant reporting ○ Transparent marketplace prevents diversion and black - market transactions and enables regulators to easily audit platform Exclusive DAMA Financial payment solution ○ Fully compliant banking solution ensures only licensed, legitimate businesses can transact ○ Thorough onboarding process screens out illegitimate actors ○ 50 state solution for federally legal hemp businesses Captures valuable wholesale transaction data ○ B2B transactions represent the most valuable and least available data in the industry ○ Future opportunities include import / export trading facilitating cross boarder transactions

Security system design and installation business fueled by growing legal markets and strict regulatory requirements ○ Engage clients by assisting with the license application ○ Specify cloud video in applications to generate MRR from newly licensed business ○ Cross - sell virtual guarding as a less expensive (higher margin) alternative to guards Virtual Guarding ○ Protects business from internal and external threats ○ Proven to decrease law enforcement response time ○ Lowers liability for clients compared to armed personnel on site ○ Clients from Massachusetts to California Integration with BioTrack Software ○ Software integration agreements in place with leading VMS vendors ○ Enables Helix Technologies to offers video verified compliance audits

● First seed to sale company to successfully complete the SOC 2 Type II Audit ● Surpassed 100 Cannalytics clients ● Expanded operations into The Netherlands and South Africa ● Improved cash flow from operations 69% from Q1 2019 ● Software Adjusted EBITDA of $790k Q1 OPERATIONAL HIGHLIGHTS

Total revenues increased 35% year over year to $4.6 million Q1 REVENUE GROWTH

Gross profit for the quarter was $2.3 million, a 50% gross margin Q1 GROSS MARGIN

Learn more about Helix Technologies at www.helixtechnologies.com . View filings, sign up for investor updates and more at helixtechnologies.com/investor - relations . Investor Relations Colt Peterson ir@helixtechnologies.com (303) 324 - 1022 INVESTOR RESOURCES